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                                                                   EXHIBIT 10.14

                            STOCK OPTION AGREEMENT

      THIS STOCK OPTION AGREEMENT (the "Agreement) is made and entered into as of this 27th day of July, 1989, by and between SOUTHWEST NETWORK SERVICES, INC., a Delaware corporation (the "Company"), and Howard D. Wolfe, a director of the Company ("Optionee").

      WHEREAS, in consideration and recognition of his contributions to the Company as a director, the Company desires to afford Optionee an opportunity to purchase shares of its Common Stock, $.01 par value per share (the "Common Stock"), under the terms and conditions provided herein.

      NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

      1. Grant of Option. The Company hereby grants to Optionee, pursuant to the terms and provisions hereof, an option (the "Option") to purchase all or any part of 40,000 shares of the Common Stock of the Company on the terms and conditions herein set forth.

      2. Purchase Price. The purchase price of each share of Common Stock subject to this Option shall be $.06 per share. Full payment for shares purchased upon exercise of this Option shall be made in cash, cashier's check or by delivery of previously owned shares of Common Stock or partly in cash or such check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the "Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

      3.    Term of Option.  The term of the Option shall be for a period of ten
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein.

      4. Exercise of the Option. This Option shall be exercisable in full or in part at any time, and from time to time, during the term hereof. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine in its sole discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body,
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is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant hereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of all conditions not acceptable to the Company.

      5. Notice of Election. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event, the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 8 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

      6. Non-Transferability. During the lifetime of Optionee, this Option shall be exercisable only by Optionee. This Option shall not be assignable or transferable by Optionee, voluntarily or by operation of law, other than by will or by the laws of descent and distribution. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to execution, attachment, or similar process except with the prior written consent of the Board.

      7. Termination of Directorship. In the event that Optionee shall at any time hereafter cease to be a director of the Company or its subsidiaries for any reason other than his death, retirement or permanent disability, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall immediately terminate on the date of such cessation. In the event that Optionee's directorship with the Company or its subsidiary shall terminate by reason of his retirement or permanent disability, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of such termination prior to the date of its expiration or three (3) months after the date of such termination, whichever occurs first.

      8. Death of Optionee. If Optionee dies prior to the termination of his right to exercise the Option in accordance with the provisions hereof without having totally exercised the Option, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of Optionee's death, by the Optionee's estate or by the person who acquires the right to exercise the Option by bequest, inheritance, or by reason of the death of the Optionee, provided the Option is exercised prior to the date of its expiration or one (1) year from the date of the Optionee's death, whichever occurs first.

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      9.    Adjustments.  The number of shares of Common Stock covered by this
Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionee.

      10. No Other Rights or Obligations. Optionee shall have no rights by reason of this Option as a shareholder with respect to any shares covered hereby until the date of the issuance of one or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option does not confer on Optionee any continued right of service or tenure as a director of the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

      11. Non-Qualified Stock Option. This Option is not intended to qualify as an "incentive stock option" under the Internal Revenue Code of 1986, as amended, and applicable regulations and rulings promulgated thereunder, and shall not be so construed. This Option is not intended to be subject to, or granted under or pursuant to, the Company's 1988 Stock Option Plan, and shall not be so construed.

      12. Purchaser Deemed to be a Consultant. As a director of the Company, Purchaser shall be deemed to be a consultant to the Company for purposes of
Section 6(c)(ii) of the Company's Designation of the Series A Preferred Stock,
Section 6(c)(ii) of the Company's Designation of the Series B Preferred Stock and Section 9.5(d) of that certain Series B Preferred Stock Purchase Agreement dated as of October 18, 1988 by and among the Company and the Investors (as defined therein).

      13. Amendment. The Board shall have the right, without the consent or approval of the Optionee, to amend, modify, limit or terminate this Option or any term or provision hereof; provided, however, that no such action may be taken by the Board, not expressly provided for herein or in the Plan, in derogation of the vested rights of the Optionee, without the consent or approval of the Optionee. Any such action by the Board shall be final and binding on Optionee.

      14. Shareholder's Agreement. The exercise of this Option is expressly conditioned upon the contemporaneous execution by the Optionee and the Company of a Shareholder's Agreement, substantially in the form attached hereto as Exhibit "A". All rights of the Optionee and Optionee's heirs, successors and assigns shall be determined by such agreement and Optionee and Optionee and his heirs, successors and assigns shall be bound thereby.

      IN WITNESS WHEREOF, Southwest Network Services, Inc. and Howard D. Wolfe, Optionee, have executed this Stock Option Agreement as of the date first above written.

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Address for Notices:            SOUTHWEST NETWORK SERVICES, INC.

4807 Spicewood Springs Road
Suite 4100
Austin, Texas 78759
                                By: /s/ Stephen H. Kelley
                                   ---------------------------------------------
                                        Stephen H. Kelley, President

                                   /s/ Howard D. wolfe
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                                Optionee

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